                                                                  EXHIBIT 10.4

                   TWENTY-FOURTH AMENDMENT OF LEASE CONTRACT
                   -----------------------------------------

         THIS TWENTY-FOURTH AMENDMENT OF LEASE CONTRACT ("Twenty-Fourth Amendment") is entered into between NINE GREENWAY, LTD., a Texas limited partnership ("Landlord"), and A I M MANAGEMENT GROUP INC., a Delaware corporation ("Tenant"), with reference to the following:

         A. Nine Greenway Venture (predecessor in interest to Landlord) and Tenant entered into a Lease Contract dated April 14, 1980, First Amendment of Lease Contract dated January 29, 1981, Second Amendment of Lease Contract dated November 12, 1982, Third Amendment of Lease Contract dated August 17, 1984, Fourth Amendment of Lease Contract dated April 28, 1986, Fifth Amendment of Lease Contract dated December 11, 1986, Sixth Amendment of Lease Contract dated August 6, 1987, Seventh Amendment of Lease Contract dated February 4, 1988, and Eighth Amendment of Lease Contract dated January 6, 1989, and
Landlord and Tenant entered into a Ninth Amendment of Lease Contract dated
March 27, 1990, Tenth Amendment of Lease Contract dated June 12, 1990, Eleventh Amendment of Lease Contract dated August 27, 1990, Twelfth Amendment of Lease Contract dated July 15, 1991, Thirteenth Amendment of Lease Contract dated January 13, 1992, Fourteenth Amendment of Lease Contract dated July 17, 1992, Fifteenth Amendment of Lease Contract dated July 17, 1992, Sixteenth Amendment of Lease Contract dated August 10, 1992, Seventeenth Amendment of Lease
Contract dated February 25, 1993, Eighteenth Amendment of Lease Contract dated April 22, 1994, Nineteenth Amendment of Lease Contract dated March 31, 1995, Twentieth Amendment of Lease Contract dated July 31, 1995, Twenty-First Amendment of Lease Contract dated August 1, 1995 and Twenty-Second Amendment of Lease Contract (the "Twenty-Second Amendment") dated December 1, 1995, Twenty-Third Amendment of Lease Contract ("the Twenty-Third Amendment") dated March 18, 1996 (as amended, the "Lease") covering approximately 252,146 square feet of Rentable Area consisting of: approximately 9,671 square feet of Rentable Area on the Concourse Level; approximately 23,399 square feet of Rentable Area being the entirety of the sixth (6th) floor; approximately 23,399 square feet of Rentable Area being the entirety of the seventh (7th) floor; approximately 17,741 square feet of Rentable Area on the eleventh (11th) floor [of which approximately 10,940 square feet of Rentable Area shall become effective on or about November 16, 1996]; approximately 12,645 square feet of Rentable Area on the twelfth (12th) floor; approximately 23,829 square feet of Rentable Area being the entirety of the thirteenth (13th) floor; approximately 9,655 square feet of Rentable Area on the seventeenth (17th) floor; approximately 23,782 square feet of Rentable Area being the entirety of the eighteenth (18th) floor; approximately 23,782 square feet of Rentable Area being the entirety of the nineteenth (19th) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-third (23rd) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-fourth (24th) floor; approximately 24,113 square feet of Rentable Area being the entirety of the twenty-fifth (25th) floor; and approximately 11,904 square feet of Rentable Area on the twenty-sixth (26th) floor [of which approximately 9,386 square feet of Rentable Area shall become effective on or about March 16, 1996 and approximately 2,518 square feet of Rentable Area shall become effective on or about April 16, 1996] of the building known as Summit Tower, Eleven Greenway, Houston, Texas (the "Building").

         B. Tenant wishes to lease from Landlord additional space located on the first (1st) floor and the twelfth (12th) floor of the Building as hereinafter described.

         C. Landlord and Tenant now desire to enter into this Twenty-Fourth Amendment to incorporate this additional space and adjust the Base Rental and Building Operating Cost accordingly, as provided below.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.       ADDITIONAL SPACE.

         a. Landlord leases to Tenant and Tenant leases from Landlord approximately 3,056 square feet of Rentable Area on the twelfth (12th) floor of the Building shown outlined and hatched on EXHIBIT "A" attached hereto ("Expansion Space "Y"). The lease term for Expansion Space Y shall commence on the "Commencement Date" defined below and shall expire on December 31, 2003, the date of expiration of the Fourth Extension Period. The Commencement Date for Expansion Space Y shall be forty-five (45) days from the date Landlord tenders possession of Expansion Space Y to Tenant. Such tender of possession is anticipated to occur on March 16, 1996 and the Commencement Date is anticipated to be May 1, 1996.

         b. Landlord leases to Tenant and Tenant leases from Landlord approximately 4,607 square feet of Rentable Area on the first (1st) floor of the Building shown outlined and hatched on EXHIBIT "B" attached hereto ("Expansion Space "Z"). The lease term for Expansion Space Z shall commence on the "Commencement Date" defined below and shall expire on December 31, 2003, the date of expiration of the Fourth Extension Period. The Commencement Date for Expansion Space Z shall be forty-five (45) days from the date Landlord tenders possession of Expansion Space Z to Tenant. Such tender of possession is anticipated to occur on April 1, 1996 and the Commencement Date is anticipated to be May 16, 1996.

         c. Landlord leases to Tenant and Tenant leases from Landlord approximately 7,698 square feet of Rentable Area on the twelfth (12th) floor of the Building shown outlined and hatched on EXHIBIT "C" attached hereto ("Expansion Space "AA"). The lease term for Expansion Space AA shall commence on the "Commencement Date" defined below and shall expire on December 31, 2003, the date of expiration of the Fourth Extension Period. The Commencement Date for Expansion Space AA shall be forty-five (45) days from the date Landlord tenders possession of Expansion Space AA to Tenant. Such tender of possession is anticipated to occur on July 1, 1996 and the Commencement Date is anticipated to be August 16, 1996.

2. TOTAL SQUARE FOOTAGE. The following summarizes the schedule of expansion remaining to be undertaken in 1996 pursuant to the Twenty-Second Amendment and this Twenty-Fourth Amendment:

         a. Commencing March 16, 1996, the term "Leased Premises" as used herein shall mean and include approximately 238,688 square feet of Rentable Area, being approximately 229,302 square feet of Rentable Area currently leased and occupied by Tenant, plus approximately 9,386 square feet of Rentable Area in Expansion Space V leased under the Twenty-Second Amendment.

         b. Commencing April 16, 1996, the term "Leased Premises" as used herein shall mean and include approximately 241,206 square feet of Rentable Area, being approximately 238,688 square feet of Rentable Area then leased and occupied by Tenant, plus approximately 2,518 square feet of Rentable Area in Expansion Space W leased under the Twenty-Second Amendment.

         c. Commencing May 1, 1996, the term "Leased Premises" as used herein shall mean and include approximately 244,262 square feet of Rentable Area, being approximately 241,206 square feet of Rentable Area then leased and occupied by Tenant, plus approximately 3,056 square feet of Rentable Area in Expansion Space Y leased hereunder.


         d. Commencing May 16, 1996, the term "Leased Premises" as used herein shall mean and include approximately 248,869 square feet of Rentable Area, being approximately 244,262 square feet of Rentable Area then leased and occupied by Tenant, plus approximately 4,607 square feet of Rentable Area in Expansion Space Z leased hereunder.

         e. Commencing August 16, 1996, the term "Leased Premises" as used herein shall mean and include approximately 256,567 square feet of Rentable Area, being approximately 248,869 square feet of Rentable Area then leased and occupied by Tenant, plus approximately 7,698 square feet of Rentable Area in Expansion Space AA leased hereunder.

         f. Commencing November 16, 1996, the term "Leased Premises" as used herein shall mean and include approximately 267,507 square feet of Rentable Area, being approximately 256,567 then leased and occupied by Tenant, plus approximately 10,940 square feet of Rentable Area in Expansion Space X leased under the Twenty-Second Amendment.

3.       Base Rental.

         a. Tenant shall pay Landlord Base Rental for Expansion Space Y in the sum of Three Thousand Four Hundred Thirty-Eight and 00/00 Dollars ($3,438.00) per month from the Commencement Date (anticipated to be May 1, 1996) through December 31, 2000. Commencing January 1, 2001 and continuing through December 31, 2003, Tenant shall pay Landlord for Expansion Space Y the sum of Four Thousand Seventy-Four and 67/100 Dollars ($4,074.67).

         b. Tenant shall pay Landlord Base Rental for Expansion Space Z in the sum of Six Thousand One Hundred Nineteen and 63/00 Dollars ($6,119.63) per month from the Commencement Date (anticipated to be May 16, 1996) through December 31, 2000. Commencing January 1, 2001 and continuing through December 31, 2003, Tenant shall pay Landlord for Expansion Space Z the sum of Seven Thousand Two Hundred Fifty-Two and 19/100 Dollars ($7,252.19).

         c. Tenant shall pay Landlord Base Rental for Expansion Space AA in the sum of Eight Thousand Six Hundred Sixty and 25/00 Dollars ($8,660.25) per month from the Commencement Date (anticipated to be August 16, 1996) through December 31, 2000. Commencing January 1, 2001 and continuing through December 31, 2003, Tenant shall pay Landlord for Expansion Space AA the sum of Ten Thousand Two Hundred Sixty-Four and 00/100 Dollars ($10,264.00).

4. Revised Schedule of Base Rental. Effective March 16, 1996 (Commencement Date for Expansion Space V taken under the Twenty-Second Amendment), the rent schedule set forth in Paragraph 4 of the Twenty-Third Amendment is deleted in its entirety and the following rent schedule which takes into consideration Expansion Spaces Y, Z and AA leased hereunder, shall be substituted in lieu thereof:

            FROM                                   TO                                MONTHLY BASE RENTAL
            ----                                   --                                -------------------
         March 16, 1996                       March 31, 1996                              $271,148.04
         April 1, 1996                        April 15, 1996                              $271,306.20
         April 16, 1996                       April 30, 1996                              $274,243.87
         May 1, 1996                          May 15, 1996                                $277,681.87
         May 16, 1996                         August 15, 1996                             $283,801.50
         August 16, 1996                      November 15, 1996                           $292,461.75
         November 16, 1996                    December 31, 1997                           $304,769.25
         January 1, 1998                      June 9, 2000                                $332,135.99
         June 10, 2000                        December 31, 2000                           $343,897.02
         January 1, 2001                      December 31, 2003                           $366,477.46


         The foregoing rent schedule shall be subject to further amendment should any Commencement Date for Expansion Spaces V, W and/or X occur on a date other than as anticipated in the Twenty-Second Amendment or should any Commencement Date for Expansion Spaces Y, Z, and/or AA occur on a date other than as anticipated in this Twenty-Fourth Amendment. When Expansion Spaces Y, Z and AA are occupied by Tenant, Landlord and Tenant shall, at the request of either party, execute a memorandum specifying the Commencement Date for each such expansion space.

5. ESCALATION ADJUSTMENT. Tenant's proportionate share of increases in Building Operating Costs payable under Paragraph 13. of the Lease shall be increased to take into consideration Expansion Spaces Y, Z and AA leased hereunder. The "Base Year" for Expansion Spaces Y, Z and AA shall be the calendar year 1996.

6.       CONDITION OF PREMISES.

         a. Landlord will tender and Tenant agrees to accept Expansion Spaces Y and AA in an "as-is" condition; however, in Expansion Spaces Y and AA, Landlord shall provide an allowance ("Construction Allowance") of One Hundred Seventy-Two Thousand Sixty-Four and 00/100 Dollars ($172,064.00 [$16.00 per square foot of Rentable Area]) for permanent leasehold improvements Tenant may elect to install in Expansion Spaces Y and AA. As said Construction Allowance is utilized by Tenant, payments and/or partial payments to Tenant shall be made thirty (30) days from Landlord's receipt of paid invoices. Tenant shall, at its sole cost and expense, provide complete construction documentation, including MEP engineered drawings. Tenant may utilize up to Twenty-One Thousand Five Hundred Eight and 00/100 Dollars ($21,508.00 [$2.00 per square foot of Rentable Area]) to offset its cost for architectural services and the preparation of construction documentation. In the event the entire Construction Allowance is not utilized by Tenant, up to Ten Thousand Seven Hundred Fifty-Four and 00/00 Dollars ($10,754.00 [$1.00 per square foot of Rentable Area]) may be taken as a credit again Base Rental. Such credit shall be applied against the first monthly Base Rental payment next coming due after completion and occupancy of the Expansion Spaces Y and AA, as the case may be.

         b. Landlord will tender and Tenant agrees to accept Expansion Space Z in an "as-is" condition; however, Landlord shall provide an allowance ("Construction Allowance") of Eighty-Seven Thousand Twenty-Six and 23/100 Dollars ($87,026.23 [$18.89 per square foot of Rentable Area]) for permanent leasehold improvements Tenant may elect to install in Expansion Space Z. As said Construction Allowance is utilized by Tenant, payments and/or partial payments to Tenant shall be made thirty (30) days from Landlord's receipt of paid invoices. Tenant shall, at its sole cost and expense, provide complete construction documentation, including MEP engineered drawings. Tenant may utilize up to Nine Thousand Two Hundred Fourteen and 00/100 Dollars ($9,214.00 [$2.00 per square foot of Rentable Area]) to offset its cost for architectural
services and the preparation of construction documentation.    In the event the
entire Construction Allowance is not utilized by Tenant, up to Four Thousand Six Hundred Eight and 00/100 Dollars ($4,607.00 [$1.00 per square foot of Rentable Area]) may be taken as a credit again Base Rental. Such credit shall be applied against the first monthly Base Rental payment next coming due after completion and occupancy of the Expansion Spaces Z.

7. COMPETITIVE BIDS. For Expansion Spaces Y, Z and AA, Landlord will seek competitive bids from a number of three (3) general contractors which meet Landlord's existing requirements from Landlord's approved bidding list mutually agreed upon between Tenant and Landlord and provide Tenant copies of the bids. In addition, only subcontractors approved by Landlord, according to Landlord's current standards for such approval, will be permitted to work on the mechanical, electrical and plumbing systems of the Building. Tenant shall be allowed to participate in the selection of the successful bidder and Tenant shall enter into a contract with the successful bidder.

8. AMERICANS WITH DISABILITIES ACT. Landlord shall be responsible for costs and implementation associated with compliance with the Americans with Disabilities Act (the "ADA") for the base Building and all points of access into the Building ("the Landlord's ADA Work"). Tenant shall be responsible for all costs and implementation associated with ADA compliance within Expansion Spaces Y, Z, and AA; however, for Expansion Spaces Y and AA, Tenant's ADA compliance shall include bathrooms.

6. NO FURTHER MODIFICATIONS. Except as modified by this Twenty-Fourth Amendment, the Lease remains unchanged and shall continue in full force and effect.

         ACCORDINGLY, Landlord and Tenant enter into this Twenty-Fourth Amendment as of March 18, 1996.

                                NINE GREENWAY, LTD., by its managing
                                partner, J/K - G/P #9, LTD., by its sole general partner, J/K Holdings, Inc.

                                By  /s/ NEIL H. TOFSKY
                                    --------------------------------------------
                                    Neil H. Tofsky, Senior Vice President
                                                          LANDLORD


                                A I M MANAGEMENT GROUP INC., a Delaware
                                corporation

                                By  /s/ GARY T. CRUM
                                    --------------------------------------------
                                    Gary T. Crum, Senior Vice President
                                                           TENANT

                                               FLOOR 12
                                               Floor Status
                                               30 June 1995


[EXPANSION SPACE Y
    FLOOR PLAN]


                                               EXHIBIT "A"
                                               AIM MANAGEMENT GROUP INC.
                                               Expansion Space Y



                                               PLEASE INITIAL
                                                  ILLEGIBLE
                                               --------------
                                                  ILLEGIBLE
                                               --------------






                                               11 GREENWAY PLAZA
                                               SENTERRA DEVELOPMENT

                                               FLOOR 1
                                               Floor Status
                                               1 January 1995


[EXPANSION SPACE Z
    FLOOR PLAN]


                                               EXHIBIT "B"
                                               AIM MANAGEMENT GROUP INC.
                                               Expansion Space Z



                                               PLEASE INITIAL
                                                  ILLEGIBLE
                                               --------------
                                                  ILLEGIBLE
                                               --------------






                                               11 GREENWAY PLAZA
                                               SENTERRA DEVELOPMENT

                                               FLOOR 12
                                               Floor Status
                                               30 June 1995


[EXPANSION SPACE AA
    FLOOR PLAN]


                                               EXHIBIT "C"
                                               AIM MANAGEMENT GROUP INC.
                                               Expansion Space AA



                                               PLEASE INITIAL
                                                  ILLEGIBLE
                                               --------------
                                                  ILLEGIBLE
                                               --------------






                                               11 GREENWAY PLAZA
                                               SENTERRA DEVELOPMENT